PACE CREDIT UNION Well beyond a bank.

LOAN AMENDING AGREEMENT

DATE: July 26, 2018

BETWEEN: PACE SAVINGS & CREDIT UNION LIMITED (the "Credit Union")

AND: SUSGLOBAL ENERGY BELLEVILLE LTD.
SUSGLOBAL ENERGY CORP.
SUSGLOBAL ENERGY CANADA CORP.
SUSGLOBAL ENERGY CANADA I LTD.

(the Borrowers")

WHEREAS there is an outstanding promissory note, loan or credit facility (the "Loan") under which the Borrower is liable to the Credit Union, the Loan being more particularly described as follows:

Corporate Variable Rate Loan	Loan #45666
Original Date of the Loan:	September 13, 2017
Description:	Funds required for acquisition purposes
Original Principal Amount:	$3,724,147.14
Balance of Principal Remaining Unpaid:	**$3,478,855.27**

AND WHEREAS the Borrower has demonstrated to the Credit Union that his/her circumstances have changed;

NOW THEREFORE in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

NEW REPAYMENT REQUIREMENTS

Despite any previous agreement between the parties, The Borrower shall repay the Loan in accordance with the new repayment requirements set out in this section.

1. The Balance of Principal Remaining Unpaid on the Loan and interest thereon shall be repaid as follows:

   On demand, but until a demand for payment is made, the Borrower shall be responsible for monthly blended payments of principal and interest commencing **August 13, 2018** in the amount **of $29,711.34**

2. *Interest.* Interest on the principal amount of the Loan and outstanding from time to time shall be calculated and accrue at a variable rate referred to in this Loan Amending Agreement as the "Variable Business Loan Rate". The Variable Business Loan Rate is equal to the PACE Base Rate as adjusted from time to time by the Credit Union, **plus 1.25%.** At the date of this Agreement the Variable Loan Rate is **7.00%** per annum compounding monthly and the Variable Business Loan Rate, as determined above, is therefore **8.25%** per annum compounding monthly. Interest shall be calculated daily on the daily closing principal balance owing hereunder in respect of the Loan, not in advance, and shall be payable both before and after default and/or judgment as well after as before maturity. Upon any change in the PACE Base Rate the new Variable Business Loan Rate, as calculated above, shall immediately become effective and apply to this loan. The Member or Guarantor is liable to repay the loan together with interest at the changed rate. The Credit Union shall notify the Member, and Guarantor (if any), of any change in the Variable Business Loan Rate as soon as possible, but the accidental omission to give notice of any such change shall not excuse the Member or Guarantor from liability to repay the loan together with interest at the changed rate. In the event of default, the Member agrees to pay all legal fees and expenses (on a solicitor and client basis) incurred by the Credit Union in collecting the said loan and interest. In addition to any amounts otherwise payable hereunder, the Member agrees to pay the Credit Union its customary administration fee as published by the Credit Union from time to time, including an administrative fee for each cheque received by the Credit Union from the Member which is subsequently dishonoured.

   Nothing in this Agreement affects the Borrower's obligation to pay interest at the rate agreed with respect to the Balance of Principal Remaining Unpaid under the Loan (and on other amounts in respect of which interest is payable under the terms of the Loan) until such times as that balance is repaid, and all payments of interest shall be made punctually at the times and in the manner originally specified.

3. **Non-Disturbance**
   Except as expressly provided in this Agreement, all terms and conditions set out in the original promissory note or agreement between the parties relating to the Loan, remain unaffected.

Signed, sealed and delivered as of the of , 2018

PACE SAVINGS & CREDIT UNION LIMITED

By ______________________ V.P. Comm Credit LORRAINE HENSBERGER VICE PRESIDENT COMMERCIAL CREDIT
Authorized Signing Official Title

By ______________________ ______________________ (c/s) SUZANNE HYDE MANAGER COMMERCIAL ADMINISTRATION
Authorized Signing Official Title

SUSGLOBAL ENERGY BELLEVILLE INC.

By ______________________ PRESIDENT
Authorized Signing Official Title

By ______________________ ______________________ (c/s)
Authorized Signing Official Title

SUSGLOBAL ENERGY CORP.

By ______________________ PRESIDENT
Authorized Signing Official Title

By ______________________ ______________________ (c/s)
Authorized Signing Official Title

SUSGLOBAL ENERGY CANADA CORP.

By ______________________ PRESIDENT
Authorized Signing Official Title

By ______________________ ______________________ (c/s)
Authorized Signing Official Title

SUSGLOBAL ENERGY CANADA I LTD.

By ______________________ PRESIDENT
Authorized Signing Official Title

By ______________________ ______________________ (c/s)
Authorized Signing Official Title